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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  October 16, 2001
                                                        -----------------

                             Public Storage, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)

         California                   1-8389           95-3551121
         ----------                   ------           ----------
      (State or other juris-       (Commission       (IRS Employer
      diction of incorporation)    File Number)    Identification No.)

      701 Western Avenue, Glendale, California          91201-2349
      ----------------------------------------          ----------
       (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                     N/A
                                     ---
         (Former name or former address, if changed since last report)





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Item 5.  Other Events
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         On September 25, 2001, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 333-69468) (the "Shelf Registration Statement") of Public Storage, Inc. (the "Company"), which permits the Company to issue an aggregate of $800,000,000 of common stock, preferred stock, equity stock, depositary shares and warrants (the "Securities"). As of the date of this report, $800,000,000 of Securities remain unissued under the Shelf Registration Statement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

         Exhibit 1.1 - Underwriting Agreement relating to the Company's Depositary Shares Representing Shares of the Company's 7.875% Cumulative Preferred Stock, Series S (the "Preferred Stock").

          Exhibit 3.1 - Certificate of Determination for the Preferred Stock.

          Exhibit 4.1 - Form of Deposit Agreement Relating to the Depositary Shares.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PUBLIC STORAGE, INC.


                                           By: /s/ David Goldberg
                                              --------------------
                                               David Goldberg
                                               Vice President


Date:  October 16, 2001